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                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [ ] Definitive proxy statement.

     [x] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                         Northfield Laboratories, Inc.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [x] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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                                                 news

FRB | WEBER SHANDWICK                       RE:     NORTHFIELD LABORATORIES INC.
      FINANCIAL COMMUNICATIONS                   1560 SHERMAN AVENUE, SUITE 1000
                                                              EVANSTON, IL 60201
NORTHFIELD LABORATORIES INC.                                      (847) 864-3500
                                                          www.northfieldlabs.com

FOR FURTHER INFORMATION:

     AT NORTHFIELD LABORATORIES:            AT FRB | WEBER SHANDWICK:
     Steven A. Gould, M.D.                  Lisa Fortuna          Cindy Martin
     Chief Executive Officer                Investors             Media
     (847) 864-3500                         (312) 640-6779        (312) 640-6741


FOR IMMEDIATE RELEASE
WEDNESDAY, SEPTEMBER 4, 2002

                    NORTHFIELD TO WEBCAST ANNUAL MEETING LIVE


EVANSTON, ILLINOIS, SEPTEMBER 4, 2002 - NORTHFIELD LABORATORIES INC. (NASDAQ/NMS: NFLD), a leading developer of an oxygen-carrying blood substitute for trauma and elective surgery situations, today announced that the company's 2002 annual meeting of stockholders to be held on Friday, September 13, 2002 at 10:00 a.m. CDT at the company's headquarters in Evanston, Ill., will be webcast live over the Internet.

The webcast may be accessed by visiting Northfield's website at www.northfieldlabs.com or by logging on to www.tfn.com. Participants may also access the slides online and listen to management's comments by dialing 800-452-1315 (domestic) or 706-634-7372 (international). Internet participants who wish to ask a question during the live question and answer session will be able to click on an "ask a question" link that will be available on both websites. Participants listening on the phone will be able to forward a question to management through the operator.

A replay of the webcast will be available at www.northfieldlabs.com and www.tfn.com for 30 days following the event. The audio only replay will be available until September 20 and may be accessed by dialing 800-642-1687 (domestic) or 706-645-9291, passcode 5496500.



             VISIT THE NORTHFIELD WEBSITE AT: WWW.NORTHFIELDLABS.COM


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